Exhibit 10.2

ADDENDUM TO SHARE EXCHANGE AGREEMENT

THIS ADDENDUM to the SHARE EXCHANGE AGREEMENT

is entered into by and among

ZERO EMISSION PEOPLE, LLC., a Delaware corporation (hereafter “ZEP”)

and

WIND WORKS POWER CORP., a Nevada corporation (hereafter “WW”)

as of January 21, 2010, all parties referred to both individually and collectively as the “Party” or the “Parties”.

WHEREAS the Parties have entered a SHARE EXCHANGE AGREEMENT (hereafter “SHARE EXCHANGE AGREEMENT”)  with each other dated 27th October 2009, in terms of which WW has agreed to issue a total amount of 31,000,000 shares to ZEP at dates specified therein as consideration for WW receiving equity stakes in the following projects:

Project Name

Equity Stake

1.

Grey Highlands

100%

2.

Snowy Ridge

100%

3.

Whispering Woods

50%

4.

Clean Breeze

50%

5.

Zorra Festival

50%

6.

Settlers Landing

50%

7.

Pleasant Bay

50%

8.

 Polar Bear

50%

9.

Grand Prairie

100%

10.

Baker

90%

AND WHEREAS the Parties have entered a Joint Venture Agreement with each other dated 18th September 2009 in terms of which WW has agreed to issue a total amount of 1,500,000 shares to ZEP as consideration for WW receiving equity stakes in the following projects:

Project Name

Equity Stake

1.

Grey Highlands

50%

2.

Snowy Ridge

50%

AND WHEREAS the Parties have entered a Joint Venture Agreement with SUNBEAM, LLC, a Limited Liability company formed under the laws of the State of Delaware, (hereafter “SUN”), dated 20th September 2009 in terms of which the Parties have agreed to issue a total amount of 9,800,000 shares to SUN as consideration for the Parties receiving equity stakes in the following projects:

Project Name

Equity Stake

1.

Whispering Woods

50%

2.

Clean Breeze

50%

3.

Zorra Festival

50%

4.

Settlers Landing

50%

5.

Pleasant Bay

50%

6.

 Polar Bear

50%

AND WHEREAS the Parties have entered a Term Sheet Agreement with GLOBAL WINDS HARVEST, LLC, a Limited Liability company formed under the Laws of the State of Delaware, (hereafter “GWH”), dated 27th October 2009 in terms of which the Parties have agreed to issue a total amount of 18,700,000 shares to GWH as consideration for the Parties receiving equity stakes in the following projects:

Project Name

Equity Stake

1.

 Grand Prairie

100%

2.

Baker

90%

AND WHEREAS the Parties have issued a number of shares in furtherance of their obligations under the above mentioned agreements,

AND WHEREAS the Parties wish to add and acknowledge certain provisions to be included into the SHARE EXCHANGE AGREEMENT,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

I.

SHARE ISSUANCE AS PER SECTION 2.2.  The Parties hereto agree to defer the issuance date of the shares due on 15th January 2010 as per Section 2.2. of the SHARE EXCHANGE AGREEMENT until the earlier of

1.

ZEP delivering its audited financial statements as per closing deliveries

or

2.

1st March 2010

I.

PREVIOUS AGREEMENTS.

a.

The Parties hereto agree that any provisions in regards to considerations in shares made in the agreements referred to above shall be herewith superseded by the SHARE EXCHANGE AGREEMENT in the terms and provisions made therein for consideration.

b.

The Parties hereto further acknowledge that any amount of shares issued by WW as consideration as per provisions contained in any of the previous agreements, attached hereto as shall be subtracted from the overall amount of shares due under the SHARE EXCHANGE AGREEMENT if such a previous issuance does concern a Project that is part of both the agreement under which the shares were issued previously and the SHARE EXCHANGE AGREEMENT.

[Signatures on following page]

IN WITNESS WHEREOF, this ADDENDUM to THE SHARE EXCHANGE AGREEMENT has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date first above written.

Wind Works Power Corporation

By:

Name:

Ingo Stuckmann

Title:   CEO

Zero Emission People, LLC

By:

Name:

Ingo Stuckmann

Title:   Managing Member